BRANDES VALUE NEXTSHARES
Summary Prospectus
Ticker Symbol: BVNSC	January 31, 2019

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/us/funds/nextshares/brandes-value-nextshares/BVNSC/Overview. You may also obtain this information at no cost by calling (800) 395-3807 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information dated January 31, 2019 are incorporated by reference into this Summary Prospectus.

Investment Objective
Brandes Value NextShares (“Value NextShares” or the “Fund”) seeks long term capital appreciation.

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Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Value NextShares.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses (2) (3)	18.78%
Total Annual Fund Operating Expenses	19.08%
Less: Fee Waiver and/or Expense Reimbursement	-18.67%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.41%
(1)
Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive management fees and reimburse operating expenses of the Fund through January 31, 2020, to the extent necessary to ensure that the annual operating expenses of the Fund do not exceed 0.40% of the Fund’s average daily net assets, payable on a monthly basis (the “Expense Cap”). The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time within three years from the time of the waiver or reimbursement, subject to Board approval. Additionally, the Advisor may only be repaid for waivers or reimbursements with respect to any period if the Fund’s operating expenses for such period (taking into account any repayments) do not exceed any lesser Expense Cap that may have been in place at the time of waiver or reimbursement. For this purpose, operating expenses do not include acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

(2)	“Other Expenses” includes acquired fund fees and expenses and therefore, Total Annual Fund Operating Expenses do not correlate to the financial highlights.
(3)	“Other Expenses” include organization and offering costs which will not continue past February 14, 2019.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses were capped for the period indicated above. Investors may pay brokerage commissions on their purchases and sale of Fund shares, which are not reflected in the Example.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$3,491	$6,037	$9,855

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.56%.

Principal Investment Strategies
The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies.  Equity securities include common and preferred stocks, warrants and rights. While the Fund may purchase equity securities issued by companies of any size, it typically focuses its investments on large-capitalization equity securities. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one issuer. From time to time, the Fund may invest more than 25% of its assets in any market sector.  As of September 30, 2018, the Fund invested 27.45% in the Financial Sector.

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The Advisor uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business.  By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

About NextShares
NextShares funds are a new type of actively managed exchange-traded product operating pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares funds have a limited operating history and there can be no guarantee that an active trading market for NextShares fund shares will develop, or that their listing will continue unchanged.

Individual shares (“NextShares”) of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from a NextShares fund. As a new type of fund, NextShares funds initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until the NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Buying and Selling Shares below for important information about how to buy and sell shares of the Fund.

How NextShares Compare to Mutual Funds
Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of shares of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than shares of mutual funds. Like shares of mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

The NextShares structure offers certain potential advantages over the mutual fund structure that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares funds do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

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How NextShares Compare to ETFs
Similar to shares of exchange-traded funds (“ETFs”), NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) by or through “Authorized Participants” (i.e., broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor) and trade throughout the day on an exchange. Unlike trading prices of ETF shares, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares funds do not offer opportunities to execute share transactions intraday at currently (versus end-of-day) determined prices.

Unlike actively managed ETFs, NextShares funds are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. The NAV-based trading employed for NextShares funds provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares funds distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, See ADDITIONAL INFORMATION ABOUT NEXTSHARES.

Principal Investment Risks
Just like a traditional mutual fund, the value of the Fund’s investments will fluctuate with market conditions.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks in alphabetical order of the Fund are as follows:

•
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

•
Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the values of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to execute share transactions intraday at currently (versus end-of-day) determined prices. Trade prices for Fund shares are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Listing Exchange) during periods of market volatility. Although limit orders can be used to control differences in trade prices compared to NAV, they cannot be used to control or limit absolute trade execution prices.

•
Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, cannot be predicted.

•
Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

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•
Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired the shares.

•
Mid and Small-Cap Company Risk. Securities of mid-cap and small-cap companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.  These securities may also be more difficult to value.

•	Stock Risk. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Value Securities Risk. The Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor.  It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•	Value Style Risk. The value style of investing may cause the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time.

Performance
The Fund  commenced operations on February 15, 2018; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s shares and a performance table that shows the average annual total returns for the Fund and also compares the Fund’s returns with those of a broad-based securities market index. Until that time, please visit www.brandesfunds.com or call 1-800-395-3807 for the Fund’s updated performance. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

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Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Brent Fredberg	Director, Investments Group and Global Large Cap Investment Committee Voting Member	February 2018
Ted Kim, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	February 2018
Kenneth Little, CFA	Managing Director, Investments Group and All-Cap Investment Committee Voting Member and Global Large Cap Investment Committee Voting Member	February 2018
Brian Matthews, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	February 2018

Purchase and Sale of Fund Shares
Buying and Selling Shares in the Secondary Market
Shares of the Fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern Time). Shares also may be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

Buying and selling Fund shares is similar in most respects to buying and selling shares of ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in Fund shares clear and settle just like ETF share trades and listed stock trades, with settlement normally occurring on the second following business day (T+2). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling shares of ETFs and listed stocks in four respects:

• how intraday prices of executed trades and bids and offers posted by market makers are expressed;

• how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

• what limit orders mean and how limit prices are expressed; and

• how and when the final price of executed trades is determined

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Intraday Prices and Quote Display Format
The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders
NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. Contact your Broker for more information. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, an indicative estimate of the Fund’s current portfolio value (“Intraday Indicative Value” or “IIV”) is disseminated by the Listing Exchange at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session. IIVs can be accessed at www.nextshares.com and also may be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (= $15,000 ÷ $19.97).

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Because IIVs are estimates and generally will differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders
A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for shares of ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades
The premium or discount to NAV at which Fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

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Final Prices of Executed Trades	
Trade Execution:	NAV +$0.02
NAV:	$20.00
Final Trade Price	$20.02

Indicates that the final price of a transaction in Fund shares executed at two cents over the Fund's next determined NAV is $20.02 per share when the reference NAV is $20.00.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares funds do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund
The Fund issues and redeems shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with ALPS Distributors, Inc., the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. The Fund’s Basket is not intended to be representative of the Fund’s current holdings and may vary significantly from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, See Buying and Selling Shares.

Tax Information
The Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund shares over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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